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                                                                   Exhibit 10.45

                              LEASE REFERENCE DATA

LANDLORD:                  PAINTERS' CROSSING TWO ASSOCIATES, L.P.

TENANT:                    ENDO PHARMACEUTICALS INC.

LOCATION:                  LOT # 3, PAINTERS' CROSSING TWO BUILDING, PAINTERS'
                           CROSSING OFFICE CAMPUS, DELAWARE COUNTY, PA

ANNUAL BASE RENT:          OFFICE SPACE (58,233 SQ. FT.):

      YEARS 1 - 5:         $1,310,242.50 PER YEAR ($109,186.87 PER MONTH,
                           $22.50 PER SQUARE FOOT) NET OF ELECTRICITY.
                           YEARS 6 - 10:    $1,505,323.05 PER YEAR ($125,443.59
                                            PER MONTH, $25.85 PER SQUARE FOOT)
                                            NET OF ELECTRICITY

                           BASEMENT SPACE (6,191 SQ. FT.):

                           YEARS 1 - 5:     $121,343.60 PER YEAR ($10,111.97 PER
                                             MONTH, $19.60 PER SQUARE FOOT) NET
                                             OF ELECTRICITY.

                           YEARS 6 - 10:    $137,749.75 PER YEAR ($11,479.15 PER
                                            MONTH, $22.25 PER SQUARE FOOT) NET
                                            OF ELECTRICITY

OPERATING EXPENSE
ALLOWANCE:                 $402,650.00 PER YEAR ($6.25 PER SQUARE FOOT)

SCHEDULED
COMMENCEMENT DATE:         OCTOBER 1, 2004

OCCUPATION:                COMMENCEMENT DATE
RENT:                      COMMENCEMENT DATE

DEMISED TERM:              TEN (10) YEARS BEGINNING ON THE COMMENCEMENT DATE FOR
                           THE DEMISED TERM.

SECURITY DEPOSIT:          $238,597.68 (REPRESENTING TWO (2) MONTHS RENT)

TENANT'S PRO RATA
SHARE:                     100% (64,424 SQUARE FEET DIVIDED BY 64,424 SQUARE
                           FEET)

This Reference Data Section is intended to be a short summary of certain of the business terms for quick reference. It is not intended to be a part of the Lease. If there is any inconsistency between the Reference Data and the Lease Agreement, the Lease Agreement shall control.

                                 LEASE AGREEMENT

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         THIS AGREEMENT, made the 13th day of November, two thousand and three
         (2003), by and between PAINTERS' CROSSING TWO ASSOCIATES, L.P., (hereinafter called "Landlord"), of the one part, and ENDO PHARMACEUTICALS INC., (hereinafter called "Tenant"), a Corporation, (incorporated in Delaware), of the other part.

         1. DEMISED PREMISES.

         Landlord does hereby demise and let unto Tenant Lot # 3,containing approximately five plus/minus (5+/-) acres, 200 Painters' Drive, in the Painters' Crossing Office Campus including a building to be constructed thereon to be known as Painter's Crossing Two Building ("Building") consisting of approximately 64,424 square feet as shown on Exhibit "A" attached hereto and made a part hereof (hereinafter called Demised Premises) in the Township of Chadds Ford, the County of Delaware, in the Commonwealth of Pennsylvania, to be used and occupied as office space and for no other purpose.

         2. TERM.

                  a. Term. The Lease shall be for a term of ten (10) years (hereinafter called "Demised Term") beginning on the "Commencement Date", as hereinafter defined, and ending on the last day of the 120th full month following the Commencement Date ("Expiration Date"), at the rent as hereinafter set forth.

                  b. Commencement Date. The Commencement Date shall be the date Landlord delivers possession of the Demised Premises to Tenant but no sooner than October 1, 2004.

                  If the Commencement Date would be on a Saturday, Sunday or a holiday, the Commencement Date shall be the first business day following such Saturday, Sunday or holiday. Within thirty (30) days after the Commencement Date, the parties shall confirm in writing the Commencement Date and the Expiration Date.

                  c. Substantial Completion. "Substantially Complete" shall mean (but be no sooner than October 1, 2004): (I) the completion of improvements to the Demised Premises in accordance with the Plans ("Improvements") (a) so that Tenant can use the Demised Premises for its intended purposes, and (b) the incomplete items shall be minor (for example, touch up plastering and painting of walls and ceilings, missing, chipped or broken fixtures, carpet repair or cleaning, mechanical adjustments to HVAC system and other similar Punchlist items); (ii) the Landlord has obtained a

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permanent certificate of occupancy; (iii) the Common Area Facilities are fully usable by tenant and (iv) the Demised Premises is in broom clean condition.

                  d. Inspection and Punchlist. After notice from Landlord of Substantial Completion, the parties shall inspect the Demised Premises and prepare a Punchlist of any items not completed in accordance with the Plans. Landlord will cause the contractor to complete the items on the Punchlist within thirty (30) days after the Commencement Date, provided that workmen and the necessary materials are available, but in no event shall such completion take longer than sixty (60) days; except for items which are incomplete because of special order requested by Tenant, and Landlord shall complete such special order items within thirty (30) days of receipt. This section does not apply to change order items. If such Punchlist items are not completed within sixty (60) days, Tenant may complete such items and bill Landlord for the cost. Landlord will be required to reimburse Tenant within thirty (30) days of receipt of such bill.

                  e. Notice. Landlord shall give Tenant ten (10) days notice of the estimated Substantial Completion date if it will be different from October 1, 2004 ("Commencement Date"), and Landlord shall be entitled to a corresponding extension of time to complete such Improvements. If the estimated Substantial Completion date changes at any time after Landlord has previously given notice, then Landlord shall give an additional ten (10) days advance written notice of the new estimated Substantial Completion date with the corresponding extension of time. In the case of an emergency causing delays in the last ten (10) days prior to the Commencement Date, Landlord shall give such notice as is reasonably possible.

         3. SECURITY DEPOSIT.

         The Tenant has deposited with the Landlord, at the signing of this Lease, the sum of Two Hundred Thirty Eight Thousand Five Hundred Ninety Seven and 68/100 Dollars ($238,597.68) as security for the full and faithful performance by the Tenant of all the terms of this Lease required to be performed by the Tenant. The Landlord may not commingle the Security Deposit with its other funds or monies. Landlord shall establish an interest-bearing account on behalf of Tenant and shall deposit Tenant's security deposit in such account. The security deposit, plus interest, shall be returned to the Tenant after the expiration of this Lease, provided the Tenant has fully and faithfully carried out all of its terms. In the event of a bona fide sale of the Demised Premises, the Landlord shall have the right to transfer such security deposit to the purchaser to be held under the terms of this Lease, and the Landlord shall be released from all liability for the return of such security deposit to the Tenant.

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         4. ANNUAL BASE RENT.

         During the first five (5) years of the Lease Term, the Annual Base Rent shall be One Million Four Hundred Thirty One Thousand Five Hundred Eighty Six and 10/100 Dollars ($1,431,586.10) lawful money of the United States of America, payable in monthly installments in advance during the said term of this Lease, or any renewal hereof, in sums of One Hundred Nineteen Thousand Two Hundred Ninety Eight and 8/100 Dollars ($119,298.84) on the first day of each month, rent to begin on the Commencement Date. Rent due and payable without demand, or offset at the office of Landlord (Attention: Accounting Department).

         During the last five (5) years of the Lease Term, the Annual Base Rent shall be One Million Six Hundred Forty Three Thousand Seventy Two and 80/100 Dollars ($1,643,072.80) lawful money of the United States of America, payable in monthly installments in advance during the said term of this Lease, or any renewal hereof, in sums of One Hundred Thirty Six Thousand Nine Hundred Twenty Two and 74/100 ($136,922.74) on the first day of each month, rent to begin on the first day after five (5) years following the Commencement Date.

         5. ESCALATION.

         If Landlord's Operating Expense for any Operating Year shall be greater than the Operating Expense Allowance up to Six and 25/100 Dollars ($6.25) per square foot Tenant shall pay to Landlord as additional rent the Operating Expense Adjustment, being the difference between the Operating Expense and the Operating Expense Allowance. If Tenant occupies the Demised Premises or portion thereof for less than a full Operating Year, the Operating Expense Adjustment will be calculated in proportion to the amount of time in such Operating Year that Tenant occupied the Demised Premises.

         Such Operating Expense Adjustment shall be paid in the following manner: within one hundred twenty (120) days following the last day of the first and each succeeding Operating Year ("Expense Adjustment Date"), Landlord shall furnish Tenant an Operating Expense Statement as defined below. Within thirty
(30) days following the receipt of such Operating Expense Statement, Tenant shall pay to Landlord as additional rent the Operating Expense Adjustment, if any, for such previous Operating Year. Commencing with the first month of the second Operating Year and each year thereafter, Tenant shall be obligated to pay to Landlord, on account of the Operating Expense Adjustment for such Operating Year, monthly installments in advance equal to one twelfth (1/12th) of Landlord's estimate of the Operating Expense Adjustment for such Operating Year ("Estimated Operating Expense Adjustment"). Landlord shall provide Tenant with

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the Estimated Operating Expense Adjustment for the current year at the same time as Landlord provides Tenant with the Operating Expense Statement for the prior year. In the event that Tenant has not received the Estimated Operating Expense Adjustment statement prior to the commencement of the third month of the Operating Year, Tenant shall continue to pay the previous year's Operating Expense Adjustment. However, Tenant shall be obligated to pay Landlord's invoice for the monthly installment of Estimated Operating Expense Adjustment for the third month of the Operating Year (and the fourth month, if the Estimated Operating Expense Adjustment is not delivered by Landlord to Tenant before the beginning of the fourth month) within fifteen (15) days after delivery of the invoice for the Estimated Operating Expense Adjustment payments throughout the Operating Year and shall pay the eleventh and twelfth installments of the Operating Expense Adjustment during the first and second months of the succeeding Operating Year. On the next succeeding Expense Adjustment Date,
Tenant shall pay to Landlord (or Landlord shall credit to Tenant) any deficiency (or excess) between the installments paid on account of the preceding year's Estimated Operating Expense Adjustment and the actual Operating Expense Adjustment for such Operating Year.

         As used in this Paragraph 5 and Section 1 (Reference Data) where applicable, the following words and terms shall be defined as hereinafter set forth:

                  a. Operating Year. Shall mean each calendar year, or such other period of twelve (12) months as hereafter may be adopted by Landlord as its fiscal year, occurring during the Demised Term.

                  b. Operating Expense Allowance. Shall mean Four Hundred Two Thousand Six Hundred Fifty and 00/100 Dollars ($402,650.00) per year, Six and 25/100 Dollars ($6.25) per square foot An estimate of the first year's operating costs is attached hereto as Exhibit "B".

                  c. Operating Expense Statement. Shall mean a statement in writing signed by Landlord, setting forth in reasonable detail (1) the Operating Expense for the preceding Operating Year, (2) the Operating Expense Allowance and (3) the Tenant's Operating Expense Adjustment for such Operating Year, if any, or portion thereof. The Operating Expense Statement shall constitute a final determination as between Landlord and Tenant of the Operating Expense and the Operating Expense Adjustment for any Operating Year.

                  d. Operating Expense. Shall mean the following expenses incurred by Landlord in connection with the operation, repair and maintenance of the building and land of which the Demised Premises is a part:

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                           1. Wages, salaries, fees and other compensation and
payments and payroll taxes and contributions to any social security, unemployment insurance, welfare, pension or similar fund and payments for other fringe benefits required by law or by union agreement (or, if the employees or any of them are nonunion, then payments for benefits comparable to those generally required by union agreement in first-class office buildings in the Philadelphia suburban area, which are unionized) made to or on behalf of all employees of Landlord performing services rendered in connection with the operation, maintenance, management and administration of the building and the land of which the Demised Premises is a part, including, without limitation, payments made directly to or through independent contractors for performance of such services.

                           2. Cleaning and maintenance costs for the building
and the land of which the Demised Premises is a part, including the windows, sidewalks and parking lots, all snow and rubbish removal and lawn and grounds landscape care (including separate contracts therefor) and the costs of all labor, supplies, equipment and materials incidental thereto.

                           3. Real estate taxes and other taxes or charges
levied in lieu of such taxes, general and special public assessments, charges imposed by any governmental authority pursuant to anti-pollution or environmental legislation, taxes on the rentals of the building of which the Demised Premises is a part, or the use, occupancy or renting of space therein.

                           4. Premiums and fees for fire and extended coverage
insurance, insurance against loss of rentals for space in the building of which the Demised Premises is a part and public liability insurance, all in amounts and coverages (with additional policies against additional risks) as may be required by Landlord or the holder of any mortgage on the building of which the Demised Premises is a part.

                           5. Water and sewer service charges and other utility
charges not separately metered to tenants in the building of which the Demised Premises is a part.

                           6. Building maintenance and repair costs, repairs and
replacements of building supplies and equipment, snow and trash removal and paving (including parking lots), lawn and general grounds upkeep, maintenance and repair, and the costs of all labor, material and supplies incidental thereto.

                           7. Management fees in the amount of two percent (2%)
payable to the managing agent for the building, if any, and if there shall be no managing agent or if the

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managing agent is a company affiliated with Landlord, the management fees that would customarily be charged for the management of the building by an independent, first-class managing agent in the Philadelphia suburban area.

                           8. The cost of operating and maintaining any security
system installed to protect the building of which the Demised Premises is a part and the tenants thereof.

                           9. Any regular or special assessments levied against
the Building pursuant to any Declaration of Protective Covenants and Easements now or hereafter affecting the land on which the Building is located and any and all expenditures of Landlord in connection with the operation, repair or maintenance of the land or the building of which the Demised Premises is a part which are proper expenses in accordance with generally accepted accounting principles consistently applied with respect to the operation, repair and maintenance of the first-class office buildings in the Philadelphia suburban area.

         Operating Expense shall be "net" and, for that purpose, shall be reduced by the amounts of 1) any reimbursement or credit received or receivable by Landlord with respect to an item of cost that is included in Operating Expense (other than reimbursements to Landlord by tenants of the building pursuant to Operating Expense escalation provisions) and 2) any cash, trade, or quantity discounts received by Landlord in connection with the purchase of any goods, utilities, or services in connection with the operation of the Demised Premises.

         To the extent that any item of Operating Expense is incurred in common with another building or lot in the same office park of Landlord, such items of expense shall be apportioned equitably among the properties in such office park.

         If Landlord shall eliminate the payment of any wages or other labor costs or otherwise reduce the Operating Expense as a result of the installation of new devices or equipment, or by any other means, then in computing the Operating Expense the corresponding items shall be deducted from the Operating Expense Allowance for the Operating Year.

                  e. Operating Expense Exclusions. Notwithstanding the foregoing, "Operating Expense" shall not include expenditures for any of the following:

                           1. The cost of any capital addition made to the
building of which the Demised Premises is a part.

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                           2. Replacements, repairs or other work occasioned by
fire, windstorm or other insured casualty or hazard, to the extent that Landlord shall receive proceeds of such insurance.

                           3. Leasing commissions, advertising expenses and
other costs incurred in leasing or procuring new tenants.

                           4. Repairs or rebuilding necessitated by
condemnation.

                           5. Depreciation and amortization of the building of
which the Demised Premises is a part.

                           6. The salaries and benefits of executive officers of
Landlord, if any.

                           7. Electricity and other utilities costs separately
                              metered to Tenant in the Demised Premises.

         6. ADDITIONAL RENT.

                  a. Tenant agrees to pay as rent in addition to the Annual Base Rent herein reserved any and all sums which may become due by reason of Tenant's breach of Lease or the failure of Tenant to comply with all of the covenants of this Lease and any and all damages, costs and expenses, including attorney's fees, which the Landlord may suffer or incur by reason of any default of the Tenant or failure on Tenant's part to comply with the covenants of this Lease.

                  b. Tenant further agrees to pay to Landlord as additional rent all sums due for repairs made to the Demised Premises, replacing of glass windows, doors, partitions, electric wiring and electric lamps, etc., the keeping of waste and drain pipes open and repairs and replacements to wash basins and plumbing, heating and air-conditioning apparatus, which are necessitated by or caused by misuse or abuse by Tenant, its agents, employees, contractees, visitors and licensees. The same shall be paid by Tenant to Landlord within fifteen (15) days after presentation by Landlord to Tenant of bills therefor.

                  c. Landlord will provide one initial lamping upon occupancy of the space byTenant; relamping will be provided and installed by Landlord and charged to the Building as a maintenance item which shall be paid by Tenant as additional rent.

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         7. TIME AND PLACE OF PAYMENT.

         Unless provided otherwise herein, all Annual Base Rent shall be payable in advance without prior notice or demand and without any set off whatsoever at the office of Landlord (or at such other place as Landlord may from time to time designate by notice in writing) and at the times provided for the payment of the Annual Base Rent as set forth above in Paragraph 4. All payments of rent by Tenant may be applied to Base Rent, additional rent, interest or penalties, if any, as Landlord deems appropriate. With respect to additional rent, if any owed by Tenant, Tenant shall pay such additional rent within fifteen (15) days of receipt of a bill from Landlord for such rent.

         8. IMPROVEMENT OF DEMISED PREMISES.

                  a. Landlord's Work. Landlord shall complete and prepare the Demised Premises for Tenant's initial occupancy in a good and workmanlike manner in accordance with Building Plans (Exhibit "C") to be attached hereto when completed utilizing a general contractor selected by Landlord. Exhibit "C" shall be initialed for acceptance by both Landlord and Tenant when completed.

                  b. Materials Used. Landlord shall use materials as outlined on a Schedule of Construction Specifications and Finishes (Exhibit "C1"), to be attached hereto when completed and which shall be initialed for acceptance by both Landlord and Tenant. Landlord reserves the right, however: (1) to make substitutions of material of equivalent grade and quality when and if any specified material shall not be readily and reasonably available, and (2) to make changes necessitated by conditions met in the course of construction, provided that Tenant's approval of any change shall first be obtained (which approval shall not be unreasonably withheld) so long as there shall be general conformity with Tenant's Improvement Plans and Tenant's intended use of the Demised Premises and which approval must be given or denied (with reasons stated in the case of denial) within forty-eight (48) hours after request or approval shall be conclusively deemed to have been given.

                  c. Tenant Fit-up Allowance. Tenant is hereby granted an allowance up to a maximum of Thirty Five and 00/100 Dollars ($35.00) per square foot to be used for Tenant "fit-up" expense for the office space and Twelve and 00/100 Dollars ($12.00) per square foot to be used for Tenant "fit-up" expense for the basement storage space based on plans and specifications to be approved by Landlord prior to the commencement of any work, all of which shall be performed by

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Landlord. All plans and specifications prepared by Landlord's contractors or subcontractors at the direction of Landlord, including, but not limited to, design fees, preliminary fees, engineering plans and construction documents, shall be charged against this allowance. To the extent that the aforementioned expense exceeds the allowance, such excess expense shall be the sole responsibility of the Tenant. Tenant shall pay Landlord for such excess Tenant Fit-Up expense within fifteen (15) days after presentation of invoice for such costs by Landlord.

                  d. Landlord and Tenant assign the obligations to comply with the provisions of the Americans With Disabilities Act and the regulations issued pursuant thereto (collectively the "ADA") as follows:

                           (1) Tenant agrees to be responsible for compliance of
the Demised Premises with the provisions of the ADA, including the removal of the barriers, ensuring access to areas of primary function, providing auxiliary aids and services to persons with disabilities which are needed for effective communication or for effective use, and compliance with other non-discriminatory requirements of the provisions of the ADA. In the event that Tenant desires to improve, alter or amend the Demised Premises so as to comply with the provisions of the ADA, Tenant shall so advise Landlord in seeking Landlord's approval and consent to make such improvements, alterations or amendments to the Demised Premises.

                           Tenant agrees to indemnify and hold the Landlord
harmless from and against from any all liabilities, costs, expenses, fines and penalties, including reasonable attorneys' fees, that may be asserted against Landlord, including injury or death to persons and damages to property, and the cost of compliance with the provisions of the ADA, arising out of Tenant's failure to comply with its obligations under this paragraph.

                           (2) Landlord shall be responsible for the compliance
of the parking lot, entrance to the building and of the common areas to the provisions of the ADA.

         9. POSSESSION.

         If the Landlord shall be unable to give possession of the Demised Premises within thirty (30) days after the Commencement Date, because a certificate of occupancy has not been procured, or for any other reason whatsoever, the payment of rent by Tenant shall not commence until possession of the Demised Premises is given to or the Demised Premises is available for occupancy by the Tenant. The failure to give possession on the Commencement Date shall not affect the validity of this Lease or the obligations of the Tenant hereunder, except as stated in this

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paragraph, or extend the Demised Term of this Lease, provided, however, in the event Landlord is unable to give possession on or before December 31, 2004 then Tenant shall have the option of declaring the Lease terminated by giving Landlord written notification thereof by registered mail on or before January 15, 2005.

         10. ALTERATIONS AND IMPROVEMENTS.

                  a. Tenant will not make any alterations, improvements or additions to or about the Demised Premises, or affix or attach any articles to or make any holes in or about the Demised Premises or the building of which the Demised Premises is a part without first having submitted plans for same to Landlord for its prior approval. If said plan receives Landlord's approval, Landlord alone will make or do the same on behalf of Tenant and for Tenant's benefit, solely at the cost, expense and risk of Tenant unless otherwise provided in writing; provided, however, that Tenant may make such minor alterations, improvements or additions to the Demised Premises such as hanging pictures or installing door hooks. All alterations, improvements, additions or fixtures, whether installed, made or placed before or after the execution of this Lease, shall remain upon the Demised Premises at the expiration or earlier termination of this Lease and become the property of Landlord unless Landlord shall, at the time Landlord approves such alterations give written notice to Tenant to remove the same at the expiration of the Lease term, in which event Tenant shall remove the same at the expiration of the Lease term and restore the Demised Premises to the same good order and condition in which it now is; provided, however, trade fixtures may be removed if there is no existing default under this Lease.

                  b. Tenant will not lay any linoleum, oil cloth, rubber or other air-tight covering upon the floors of the Demised Premises, nor fasten articles to or drill holes or drive nails or screws into the walls or partitions of the Demised Premises; nor will Tenant paint, paper or otherwise cover or in any way mark, deface or break said walls or partitions; nor make any attachment to the electric lighting wires of the Demised Premises or building of which the Demised Premises is a part for storing electricity, running electric fans or motors or other purposes; nor will Tenant use any method of heating other than that provided by Landlord provided that Tenant may make such alterations, additions, improvements, and/or repairs to the extent that such alterations, additions, improvements, and/or repairs do not exceed $500.00 in cost. If Tenant desires to have telephone, telegraph or other similar wires and instruments installed on the Demised Premises, he shall notify Landlord, and Landlord will direct where and how the same are to be installed. Landlord reserves at all times the right to require Tenant to install and use in the Demised Premises such electrical protective devices and to change wires

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and their placing and arrangement, as Landlord may deem necessary, and further, to require compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto; and further reserves, in the event of non-compliance with such requirements and rules, the right to cut and prevent the use of any wires to which such non-compliance relates.

                  c. No contract entered into or that may be subsequently entered into by Landlord with Tenant, relative to any alterations, additions, improvements or repairs, nor the failure of Landlord to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Landlord or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this Lease.

                  d. Items of a decorative nature, such as small pictures, are not intended to be prohibited by this paragraph.

         11. SIGNS.

         Tenant will not erect or place any sign, advertising matter, lettering, stand, booth, show case, or other matter of any kind in or upon the door, steps, vestibules, outside walls, outside windows or pavements of the building of which the Demised Premises is a part. Tenant will not place any sign, advertising matter, lettering, or other matter of any kind upon the doors giving access into the Demised Premises or upon the interior walls of the building of which the Demised Premises is a part without the prior written approval of Landlord. Notwithstanding the foregoing, after consultation with Landlord, Tenant may erect or place a sign containing its company logo on the exterior of the building providing it is in accordance with the Township ordinances and Tenant has obtained a permit therefor, if a permit is required. In addition, with the approval of Landlord, which approval shall not be unreasonably withheld, Tenant may erect a freestanding sign on the exterior of the Premises in accordance with the ordinance of the Township.

         12. MACHINERY, WEIGHTS, LOCKS, INSURANCE RISKS.

                  a. Tenant will not use or operate in the Demised Premises any machinery that is in Landlord's opinion harmful to the Demised Premises or building of which the Demised Premises is a part, or disturbing to tenants occupying other parts thereof. Normal office business machines are not intended to be prohibited by this clause.

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                  b. Tenant will not place any weights in any portion of the
Demised Premises which are in Landlord's opinion beyond the safe carrying capacity of the Demised Premises.

                  c. Tenant will not place any additional locks upon any doors of the Demised Premises or permit any duplicate keys to the locks therein to be made unless access and copies are given to Landlord.

                  d. Tenant shall not do or suffer to be done any act, matter or thing, or employ any person as a result of which the fire insurance or any other insurance now in force or hereafter to be placed on the Demised Premises, or any part thereof, or the building of which the Demised Premises are a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this Lease, or carry or have any benzine or explosive matter of any kind in and about the Demised Premises unless approved in advance in writing by Landlord.

         13.  REMOVAL OF GOODS.

                  a. Tenant will not remove or attempt to remove Tenant's goods or property from the Demised Premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Landlord for all rent which may be due or become due during the entire term of this Lease.

         14.  COVENANTS OF TENANT.

         Tenant covenants and agrees that it will without demand:

                  a. Payment. Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Landlord shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights. Tenant agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Tenant may be proceeded for and recovered by the Landlord in the same manner as rent due and in arrears.

                  b. Care of Demised Premises. Keep the Demised Premises in the same good order in which they now are, reasonable wear and tear and damage by accidental fire or other

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casualty alone excepted. Upon completion of Tenant's inspection of the Demised
Premises, Tenant shall acknowledge, in writing, that the Demised Premises are in good order, condition and repair and require no alterations, additions or improvements to be made by Landlord except as may be expressly specified in writing by the parties hereto. In the event of the failure of Tenant promptly to perform hereunder, Landlord may go upon the Demised Premises and perform such covenants, the cost hereof, at the sole option of Landlord, to be charged to Tenant as additional and delinquent rent.

                  c. Compliance of Laws. Comply with any requirements of any state or federal statute or local ordinance or regulation applicable to Tenant's use of the Demised Premises, and save Landlord harmless from penalties, fines, costs or damages resulting from Tenant's failure so to do.

                  d. Fire Protection. Use every reasonable precaution against fire.

                  e. Surrender of Demised Premises. Peacefully deliver up and surrender possession of the Demised Premises to Landlord upon the expiration or earlier termination of this Lease or any renewal thereof in broom clean condition and the same good order and condition in which Tenant is obligated to keep the same during the continuance of this Lease. Tenant will upon the expiration or earlier termination of this Lease or any renewal thereof remove all of his property from the Demised Premises so that Landlord may again have and repossess the same not later than noon on the day on which this Lease or the renewal thereof shall terminate or expire and will immediately thereafter deliver to Landlord at its office all keys for the Demised Premises.

                  f. Notice of Damage. Give to Landlord prompt written notice of any accident, fire, or damage occurring on or to the Demised Premises.

                  g. Janitorial Access. Permit the janitors and cleaners of Landlord to have access to and to clean the Demised Premises in accordance with the attached Exhibit "D". Tenant waives any right it may have to a claim against Landlord for any damage done to the furniture or other property or effects of Tenant by the janitors or cleaners or other employees of Landlord or by any other person, or for any loss of property of any kind whatever from the Demised Premises, however occurring.

                  h. Agency for Leasing. Not cause or allow any agent to represent Tenant in any subletting or reletting of the Demised Premises other than an agent approved by the Landlord, if,

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with the permission in writing of Landlord, Tenant shall vacate or decide at any time during the Demised Term to vacate the herein Demised Premises prior to the expiration of this Lease, or any renewal hereof, and that should Tenant do so, or attempt to do so, the Landlord may remove any signs that may be placed on or about the Demised Premises by such other agent without any liability to Landlord or to said agent, the Tenant assuming all responsibility for such action.

         15. RULES AND REGULATIONS.

         The Rules and Regulations attached hereto as Exhibit "E" in regard to the said Demised Premises and/or building of which the Demised Premises is a part and the tenants occupying offices therein, and such amendments, additions and modifications thereof as may from time to time be made by Landlord) shall be deemed a part of this Agreement with the same effect as though written herein. Tenant covenants that said Rules and Regulations shall be faithfully observed by Tenant, Tenant's employees, and all persons visiting the Demised Premises, or claiming under Tenant, the right being hereby expressly reserved by Landlord to add to, alter or rescind, from time to time, such rules and regulations, which changes in rules and regulations shall take effect only after ten (10) business days notice thereof in writing by the Landlord to Tenant.

         16. ASSIGNMENT AND SUBLET.

                  a. Tenant, under penalty of instant forfeiture, shall not assign, mortgage or pledge this Lease, nor underlet or sublease the Demised Premises or any part thereof without the written consent of Landlord first had and obtained; nor after such written consent has been given shall any assignee or sublessee assign, mortgage or pledge this Lease or such sublease or underlet or sublease said Demised Premises or any part thereof without an additional written consent by Landlord; and in neither case without such consent shall any such assignment, mortgage, pledge, underletting or sublease be valid. Notwithstanding the foregoing, Tenant may assign this Lease or sublet the Demised Premises to a parent or subsidiary corporation without first obtaining the consent of Landlord.

                  b. An assignment within the meaning of this Lease is understood and intended to comprehend not only the voluntary action of Tenant, but also the direct or indirect transfer of fifty percent (50%) or more of the voting stock of a corporate tenant, unless Tenant is publicly traded, or fifty percent (50%) or more of the interest in partnership profits of a partnership Tenant (except by reason of death) of a shareholder or partner, any levy or sale on execution or other

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legal process and every assignment for the benefit of creditors, adjudication or sale in bankruptcy or insolvency or under any other compulsory procedure or order of court.

                  c. No assignment or sublease, if consented to in the manner aforesaid, shall in any way relieve or release Tenant from liability upon any of the covenants under the terms of this Lease, and notwithstanding any such assignment or sublease the, responsibility and liability of Tenant hereunder shall continue in full force and effect until the expiration of the term hereby created and any renewals thereof. No assignment or sublease shall be valid unless the assignee or subtenant shall assent to and agree in writing to be bound by all of the covenants and conditions herein contained and unless such assignment or sublease is to a party that will be an actual user of the Demised Premises.

         17. LANDLORD'S RIGHTS.

         Tenant covenants and agrees that Landlord shall have the right to do the following things and matters in and about the Demised Premises:

                  a. Access to the Demised Premises. At all reasonable times and upon written notice three (3) business days in advance to Tenant (except in the case of an emergency, in which event no notice is required), by himself or his duly authorized agents to go upon the Demised Premises without disruption, if reasonably possible, (1) to inspect the same and every part thereof; (2) for the purpose, at his option, of making repairs, alterations, additions, or improvements thereof; (3) for the purpose of making electrical wiring changes in electric service outlets in floor, ceiling and/or walls; (4) for the purpose of making adjustments of any nature to the air-conditioning system; (5) for the purpose of fighting fire within the Demised Premises or elsewhere in the building of which the Demised Premises is a part, or for the control or correction of conditions resulting from flood, either from a broken pipe or from outside sources; (6) for the purpose of performing any covenants herein contained which Tenant has failed to perform within ten (10) days of Landlord's written request to do so; (7) for the purpose of remedying any matter due to breach of covenant of Tenant.

                  b. Showing the Demised Premises. At any time after notice properly given by either party to the other of an intention to terminate this Lease, and upon forty-eight (48) hours notice to Tenant, to conduct persons who may be interested in leasing the Demised Premises in and about the same, provided that such showing shall be conducted after Tenant's business hours.

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                  c. Control of Building. To control and have dominion over the halls, passages, entrances, elevators, toilets, stairways, balconies and roof of the building of which the Demised Premises is a part, the same being not for the use of the general public; and Landlord shall in all cases have the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord or his agents, shall be prejudicial to the safety, character, reputation and interests of the building of which the Demised Premises is a part and its tenants.

                  d. Prevention of Access. To prevent access to the building of which the Demised Premises is a part in the event of invasion, mob, riot, public excitement or other commotion by closing doors or otherwise for the safety of tenants and for the protection of property in the building.

         18. RESPONSIBILITY OF LANDLORD.

                  a. HVAC. Landlord and Tenant shall establish a cycle for HVAC usage prior to occupancy of the Building by the Tenant. HVAC use, other than the established cycle by Landlord and Tenant, shall be subject to the use of the Building Energy Management System which specifications are included in Exhibit "C" of this Lease.

                  b. Landlord Insurance. Landlord shall maintain and pay for fire and extended coverage insurance on the building of which the Demised Premises is a part in such amounts as Landlord and/or Landlord's mortgagees shall require. Payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord as their interests shall appear.

                  c. Repairs and Maintenance. Landlord shall make, at its cost, all structural repairs to the building, all repairs which may be needed to the mechanical, HVAC, electrical and plumbing systems in and servicing the Demised Premises (excluding repairs to any non-building standard fixtures or other improvements installed or made by or at the request of Tenant requiring maintenance or repairs of a type or nature not customarily provided by Landlord to office tenants of the building and excluding any necessary replacements of non-building standard fixtures or improvements), and all repairs to exterior windows and glass. In the event that any repair is required by reason of the negligence or abuse of Tenant or its agents, employees, invitees or of any other person using the Demised Premises with Tenant's consent, express or implied, Landlord may make such repair and invoice the cost thereof to Tenant, which invoice will become due within fifteen (15) days after presentation or when the next installment of rent is due, whichever is the later.

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         19. INDEMNITY AND INSURANCE.

                  a. Indemnity. Tenant agrees to indemnify and to relieve and hereby indemnifies and relieves Landlord from all liability and expense by reason of any loss, damage or injury to Tenant or any other person or to any property of Tenant or of any other person which may arise from any cause whatsoever on the Demised Premises or on the pavement, curb, roof, sidewalks, elevators, hallways parking lots, passages or other portions of the building of which the Demised Premises is a part, except to the extent due to the negligence of Landlord, its agents, servants or employees, Tenant further agrees to indemnify and to relieve and hereby indemnifies and relieves Landlord from all liability and expense by reason of any loss, damage or injury to Tenant or to any employee or business invitee of Tenant or to any property of Tenant or any employee or business invitee of Tenant which may occur on the pavement, curb, roof, sidewalks, elevators, hallways, parking lots, passages or other portions (other than the Demised Premises) of the building of which the Demised Premises are a part, except to the extent due to the negligence of the Landlord, his servants, agents or employees.

                  b. Commercial General Liability Insurance. Tenant shall at all times during the period in which it has any occupancy rights in the Demised Premises, maintain in full force and effect commercial general liability insurance, naming Landlord and its managing agent, if any, as additional insured covering injury to persons and damage to property occurring in or about the Demised Premises, in such amounts as may reasonably be required by Landlord from time to time, but not less than $1,000,000 combined single limit, with a deductible not to exceed Five Thousand Dollars ($5,000.00). Tenant shall deliver to Landlord duplicate originals or certificates of such insurance at or prior to the date Tenant shall make any entry into the Demised Premises, together with evidence of paid up premiums, and shall deliver to Landlord renewals thereof at least fifteen (15) days prior to expiration. All such policies of insurance shall be with an insurance company licensed to do business in Pennsylvania, and shall provide that they shall not be cancelled or amended without at least twenty (20) days prior notice to Landlord.

                  c. Personal Property Insurance. Tenant shall maintain, at its expense, insurance on all of its personal property, including removable trade fixtures, located in the Demised Premises.

                  d. Certificates of Insurance. Tenant shall, at Landlord's request from time to time, provide Landlord with current certificates of insurance evidencing Tenant's compliance with this Paragraph.

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                  e. Waiver of Subrogation. Tenant and Landlord shall obtain the agreement of their insurers to waive all rights of subrogation against each other with respect to coverages in this Paragraph.

         20. FIRE OR OTHER CASUALTY.

         Within thirty (30) days from the date of casualty, Landlord shall notify Tenant whether it intends to restore or repair the Demised Premises within the time period set forth herein.

                  a. Total or Substantial Destruction. In the event that the Demised Premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Tenant or those employed by or acting for him, that, in Landlord's judgment, the same cannot be repaired or restored within one hundred eighty (180) days, this Lease shall absolutely cease, and the rent shall abate as of the date of casualty for the balance of the term.

                  b. Partial Destruction. If the damage caused as above be only partial and such that the Demised Premises, in Landlord's judgment, can be restored within one hundred eighty (180) days, the Landlord may, at its option, restore the same (excluding fixtures and improvements owned by Tenant) with reasonable promptness, reserving the right to enter upon the Demised Premises for that purpose. The Landlord also reserves the right to enter upon the Demised Premises whenever necessary to repair damage caused by fire or other casualty to the building of which the Demised Premises is a part, even though the effect of such entry be to render the Demised Premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Landlord is in possession, taking into account the portion of the Demised Premises rendered untenantable and the duration of the Landlord's possession.. Tenant agrees to pay the full amount claimed by Landlord. Tenant shall, however, have the right to proceed by law to recover the excess payment, if any, or by arbitration pursuant to the rules of the American Arbitration Association. The parties agree that the loser in the arbitration shall pay the costs of arbitration.

                  c. Waiver of Damages During Repair. Landlord shall not be liable for any damages, compensation or claim by reason of inconvenience, annoyance, injury or loss resulting from the termination of this Lease by reason of the destruction of the Demised Premises, from the making of repairs, alterations, additions or improvements to any portion of the Demised Premises, the building or the facilities thereof, from any of the services or facilities supplied by Landlord, or from the leaking of rain, snow, water, steam or gas into, in or about the Demised Premises or the building of which the Demised Premises is a part.

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                  d. Mortgage Acceleration. In the event that Landlord does not notify Tenant that, in the Landlord's judgement, the damage cannot be repaired within one hundred andeighty (180) days, or in the event that Landlord fails to notify Tenant if Landlord exercises its election to repair the damage within(120)days, then Tenant shall have the right to give notice to Landlord after the expiration of thirty (30) days from the date of damage, that unless Landlord advises Tenant within ten (10) days after receipt of such notice that Landlord intends to complete the repair of the damage to the Demised Premises within one hundred and eighty (180) days from the date of the damage, it shall be deemed conclusive that Landlord has elected not to complete said repairs, and the Tenant may elect to terminate the Lease, commencing the eleventh day after such notice, at any time prior to the receipt of notice from Landlord of its election to repair the damage to the Demised Premises. Notwithstanding the fact that Landlord may have given notice of election to repair the Demised Premises within said thirty (30) day period, if the mortgagee chooses to accelerate the mortgage due to damage by fire or other casualty to the Demised Premises or the building of which the Demised Premises is a part, Landlord shall have the right to rescind and/or cancel said election to repair and shall have the right to elect not to repair the damaged to the Demised Premises or the building of which the Demised Premises is a part, provided said notification of election not to repair is given to Tenant within thirty (30) days after date of the receipt of said notice of acceleration.

                  e. In the event that Landlord has given notice that it intends to restore or repair the Demised Premises within one hundred and eighty (180) days and Landlord has caused substantial work to be performed with respect to said restoration or repairs but has not completed the same within one hundred and sixty-five (165) days, Landlord shall be entitled to extend the time to two hundred and ten (210) days from the date of the casualty by giving Tenant written notice at least one hundred and sixty-five (165) days from the date of the casualty that it requires the extra thirty (30) days to complete the said restoration or repairs.

         21. DEFAULT AND REMEDIES.

                  a. Events of Default. If the Tenant:

                           1. Does not pay within five (5) days after due
without any set off or deduction any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Tenant; or

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                           2. violates or fails to perform or otherwise breaches
any covenant or agreement herein contained, other than for the payment of money as specified in subparagraph (a)(1) hereof, or as otherwise specified in subparagraphs (3) through (8) hereof and fails to cure the same within thirty
(30) days after written notice thereof by Landlord (or such longer period as is reasonably required to correct any such default, provided Tenant promptly commences and diligently continues to effectuate a cure); or

                           3. vacates the Demised Premises or removes or
attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Landlord in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or

                           4. files a petition under Title II, United States
Code, Bankruptcy, as now or hereafter amended or supplemented, whether under Chapter 7, 11 or 13 of the aforesaid Bankruptcy Code, or has filed against Tenant such a petition and the same is not dismissed within sixty (60) days;

                           5. commences or has commenced against it any action
or proceeding under state or federal law for the dissolution or liquidation of the Tenant in connection with bankruptcy or other insolvency, or for the appointment of a receiver or trustee of all or substantially all of the property of the Tenant, and if filed against Tenant, the action proceeding is not dismissed within sixty (60) days;

                           6. has possession of property of the Tenant taken by
any governmental officer or agency so as to exclude Tenant from control thereof, or by any trustee, guardian or other appointee pursuant to statutory authority for the dissolution, rehabilitation, reorganization, or liquidation of the Tenant; or

                           7. makes an assignment for the benefit of creditors;
or

                           8. has its property levied upon by any Sheriff,
Marshall or constable, and said levy is not dismissed within ten (10) days;

                           Then and in any of said events, there shall be deemed
to be an Event of Default of this Lease.

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                  b. Remedies. Upon an Event of Default as aforesaid, Landlord, in addition to all other rights and remedies available to it by law or equity or by any other provisions hereof, may at any time thereafter:

                           1. Acceleration. Declare to be immediately due and
payable, on account of the rent and other charges herein reserved for the balance of the term of this Lease, a sum equal to the Accelerated Rent Component (as hereinafter defined), and Tenant shall remain liable to Landlord as hereinafter provided, and/or;

                           2. Accelerated Rent Component. For purposes hereof,
the Accelerated Rent Component shall mean the aggregate of:

                                    (i) all rent, additional rent and other
charges, payments, costs and expenses due from Tenant to Landlord and in arrears at the time of the election of Landlord to recover the Accelerated Rent Component;

                                    (ii) the rent reserved for the then entire
unexpired balance of the term of this Lease, plus all additional rent and other charges, payments, costs and expenses herein agreed to be paid by Tenant up to the end of said term which shall be capable of precise determination at the time of Landlord's election to recover the Accelerated Rent Component, discounted to present value at four percent (4%) below the then existing prime rate of Citibank of New York (Bank). No estimate of any component of additional rent to accrue pursuant to the provisions of Paragraph 6 of this Lease shall be less than the amount which would be due if each such component continued at the highest monthly rate or amount in effect during the twelve (12) months immediately preceding the default.

                           3. Termination. Terminate this Lease on at least
seven (7) days' notice to Tenant and, on the date specified in said notice, this Lease and the term hereby demised and all rights of Tenant hereunder shall expire and terminate and Tenant shall thereupon quit and surrender possession of the Demised Premises to Landlord in the condition elsewhere herein required and Tenant shall remain liable to Landlord for any obligation or provision which shall survive the termination of this Lease. If Landlord had previously elected to accelerate rent under subparagraph (b)(1) hereof, but has not received complete payment of the Accelerated Rent Component, Landlord may terminate the lease for any current month for which the applicable Accelerated Rent Component has not been paid.

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                           4. Re-entry. Landlord, may, without further notice,
enter upon and respossess the Demised Premises, by summary proceedings, ejectment or otherwise, and may dispossess Tenant and enjoy the Demised Premises and the rents and profits therefrom. Landlord may, in its own name, as agent for Tenant, if this Lease has not been terminated, or in its own behalf, if this Lease has been terminated, relet the Demised Premises or any part thereof for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and provisions (which may include concessions or free rent) as Landlord in its sole discretion may determine. Landlord, may, in connection with any such reletting, cause the Demised Premises to be redecorated, altered, divided, consolidated with other space or otherwise changed or prepared for reletting. No reletting shall be deemed a surrender and acceptance of the Demised Premises by Landlord.

                           5. Damages. As a cumulative and alternative remedy of
Landlord in the event of termination of this Lease by Landlord following any default by Tenant, Landlord, at its option, shall be entitled to recover damages for such default from the date of the termination in an amount equal to the Accelerated Rent Component for the balance of the term, determined without regard to the early termination, less the fair rental value of the Demised Premises for the remainder of the original term of the Lease, discounted to present value at four percent (4%) below the then existing Prime Rate of Bank, and such damages shall be payable by Tenant upon demand.

                  c. Continuing Liability. Tenant shall, with respect to all periods of time up to and including the expiration of the term or other termination of this Lease, remain liable to Landlord for the rent, additional rent and all other charges payable under this Lease. Tenant shall be entitled to a credit for any portion of the Accelerated Rent Component paid by Tenant to Landlord. In the event that the property has been relet or sublet by Tenant or Landlord for the benefit of Tenant, and the rent therefor shall be paid directly to Landlord by said new tenant or sublet tenant, Tenant shall be entitled to a credit against the rent and all other charges paid or payable under this Lease for the net proceeds received by Landlord after deduction of all costs payable by Landlord incidental to such reletting or subletting. If it shall be determined at the expiration of the term of this Lease that a credit is due Tenant because the net proceeds of reletting, as aforesaid, plus the amounts paid to Landlord by Tenant by Accelerated Rent Component or otherwise, exceed the aggregate of rent and other charges accrued in favor of Landlord to the end of said term, Landlord shall refund such excess to Tenant, without interest, promptly after such determination, after written request by Tenant.

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                  d. No Duty to Relet. In no event shall Landlord be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon a reletting.

                  e. Bankruptcy. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain as damages incident to a termination of this Lease, in any bankruptcy, reorganization or other court proceedings, the maximum amount allowed by any statute or rule of law in effect when such damages are to be proved.

                  f. Waiver of Defects. Tenant (further) waives the right to any notices to quit as may be specified in the Landlord and Tenant Act of Pennsylvania, Act of April 6, 1951, as amended in 1995, and agrees that seven
(7) days notice shall be sufficient in any case where a longer period may be statutorily specified..

                  g. Further Remedies of Landlord. In the event of any default as above set forth in this paragraph, the Landlord, or anyone acting on Landlord's behalf, at Landlord's option:

                           1. May have and exercise any and all other rights
and/or remedies, granted or allowed landlords by existing or future Statute, Act of Assembly, or other law of this state in cases where a landlord seeks to enforce rights arising under a lease agreement against a tenant who has defaulted or otherwise breached the terms of such lease agreement; and

                           2. May have and exercise any and all other rights and
remedies contained in this Lease, including the rights and remedies provided by paragraphs 22 and 23 hereof.

         23. ENFORCEMENT.

         It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Landlord shall have the right at all times to enforce the covenants and provisions of this Lease in strict accordance with its terms notwithstanding any conduct on the part of the Landlord in refraining from so doing at any time or times; and, further, that the failure of Landlord at any time or times to enforce its rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a waiver or custom in any way or manner contrary to the specific terms, provisions and covenants of this Lease or as having in any way or manner modified the same.

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         24. RIGHT OF ASSIGNEE OF LANDLORD.

         The right to enforce all the provisions of this Lease herein provided for may at the option of any assignee of this Lease, be exercised by any assignee of the Landlord's right, title and interest in this Lease in his, her or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

         25. REMEDIES CUMULATIVE.

         All of the remedies hereinbefore given to Landlord and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this Lease or the taking or recovering of the Demised Premises shall deprive Landlord of any of its remedies or actions against Tenant for rent or sums due at the time or which, under the terms hereof, would in the future become due as if there has been no termination; nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the Demised Premises.

         26. MECHANIC'S LIEN.

                  a. Tenant will not permit any mechanic's lien or liens to be placed upon the Demised Premises or the building of which the Demised Premises is a part. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, to any person for the performance of any labor or the furnishing of any materials to all or part of the Demised Premises, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing thereof that would or might give rise to any mechanic's or other liens against the Demised Premises or building of which the Demised Premises is a part.

                  b. If any such lien is claimed against the Demised Premises or building of which the Demised Premises is a part, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by payment to the claimant or by posting a bond in Court of Common Pleas in accordance with the rules of court, as Landowner may elect in its sole discretion. Any amount paid by Landlord for such purposes shall be invoiced to Tenant and paid by Tenant to Landlord as additional rent at the time the next installment of rent is due.

         27. CONDEMNATION.

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         If at any time during the Demised Term the Demised Premises, or any portion thereof, be lawfully condemned or conveyed in lieu of condemnation, the Landlord shall be entitled to, and shall receive the award or payment therefor, and the Tenant shall assign, and does hereby assign and transfer to the Landlord such award or payment as may be made therefor. Tenant, however, shall be entitled to make a separate claim for those damages made payable specifically and solely to a business Tenant under the terms of the Eminent Domain Code of Pennsylvania, Act of June 22, 1964, P.L. 84, as now or hereafter amended, provided however any award to Tenant shall not in way diminish the Landlord's award. This Lease shall, as to the part so taken terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of the Demised Premises taken or condemned. If more than thirty (30%) percent of the Demised Premises is so taken, Landlord or Tenant may give notice of its desire to terminate the Lease. The notice shall be given within thirty
(30) days after the condemnation has occurred and the Lease shall terminate thirty (30) days after the date of notice given by Landlord or Tenant to the other.

         28. ESTOPPEL CERTIFICATE.

         At any time, and from time to time, upon the written request of Landlord or any mortgagee, Tenant within twenty (20) days of the date of such written request agrees to execute and deliver to Landlord and/or such mortgagee, without charge and in form satisfactory to Landlord and/or such mortgagee, a written statement (1) ratifying this Lease; (2) confirming the commencement and expiration date of the term of this Lease and the minimum annual rental rate payable during the lease term; (3) certifying that Tenant is in occupancy of the Demised Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (4) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (5) certifying that there is no default by Landlord or Tenant under the Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord or stating the defaults and/or defenses claimed by Tenant; (6) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid and, if requested by Landlord and/or Mortgagee, agreeing that Tenant shall not pay rent to Landlord more than thirty (30) days in advance; (7) reciting the amount of security deposited with Landlord, if any; (8) certifying that Tenant has no option or right of first refusal to purchase the Demised Premises or option to extend the term of the Lease (unless specifically set forth to the contrary in the Lease);
(9) if requested by Landlord and/or Mortgagee, agreeing that the Lease will not be modified without the prior written consent of the Mortgagee; (10) certifying

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that Tenant has not and will not generate, store, handle or otherwise deal with any amount of any hazardous substances or hazardous waste (as defined in federal, state and local law) in or about the Demised Premises, in excess of those levels or quantities specified for regulatory purposes; (11) agreeing, if requested by Mortgagee, that Tenant will give such Mortgagee such notice of any default by Landlord and reasonable opportunity to cure such default, not in excess of thirty (30) days, unless the default cannot be cured within said time, before exercising Tenant's remedies under the Lease; and (12) any other information which Landlord or the mortgagee shall require.

         Failure to Execute. The failure of Tenant to execute, acknowledge and deliver to Landlord and/or any mortgagee a statement in accordance with the provisions of this paragraph within the said twenty (20) day period shall constitute acknowledgement by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Demised Premises that this Lease has not been assigned, amended, changed, or modified, is in full force and effect and that the minimum annual and additional rent have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and shall constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses or offsets against the enforcement of this Lease by Landlord which may exist prior to the date of the written request. Landlord at its option, may treat such failure as a deliberate event of default.; '

         29. SUBORDINATION AND ATTORNMENT.

           Tenant agrees:

                  a. That, except as hereinafter provided, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any first mortgage, leases of Landlord's property (in sale-leaseback) pursuant to which Landlord has or shall retain the right of possession of the Demised Premises or security instruments (collectively called "Mortgage") that now exist, or may hereafter be placed upon the Demised Premises or any part thereof and to all advances made or to be made thereunder and to the interest thereon and all renewals, replacements, modifications, consolidations, or extensions thereof; and

                  b. That if the holder of any such Mortgage ("Mortgagee") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such mortgagee or purchaser, as the

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case may be, as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and

                  c. That the aforesaid provisions shall be self-operative and no further instrument or document shall be necessary unless required by any such mortgagee or purchaser. Notwithstanding anything to the contrary set forth above, mortgagee may at any time subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution, delivery and/or recording and in that event such mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the mortgage and as though this Lease had been assigned to such mortgagee. Should Landlord or any mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant, upon written request, and from time to time, will execute and deliver without change and in form satisfactory to Landlord and the mortgagee or the purchaser all instruments and/or documents that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form.

         30. QUIET ENJOYMENT.

         Tenant, on paying the rent reserved, and performing all the covenants and conditions hereof, shall at all times during the Demised Term, peaceably and quietly have, hold and enjoy the Demised Premises; provided, however, that no eviction of the Tenant by reason of the foreclosure of any mortgage now or hereafter on the Demised Premises shall be construed as a breach of this covenant, nor shall any action by reason thereof be brought against the Landlord; and provided further, that no eviction of the Tenant for any reason whatever, after the Landlord shall have conveyed the fee of the Demised Premises, shall be construed as a breach of this covenant by the present Landlord, and no action therefore shall be brought against the present Landlord.

         31. NOTICES.

         All notices required to be given shall be by certified mail, return receipt requested, or by a recognized overnight delivery service.

         TO LANDLORD:      Painters' Crossing Two Associates, L.P.
                           112 Chesley Drive, Suite 200

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                                    Media, PA 19063-1762

                                    ATTN: Accounting Department

         TO TENANT:                 Endo Pharmaceuticals Inc.
                                    Painters' Crossing One Building
                                    Painters' Crossing Office Campus
                                    Chadds Ford, PA 19317

                                    ATTN: General Counsel

         Such addresses may be changed from time to time by either party by serving notices as provided. Notice shall be deemed given two (2) days after postmarked in the case of the U. S. Mail or upon delivery or refusal of delivery in the case of a recognized overnight delivery service.

         32. LEASE CONTAINS ALL AGREEMENTS.

         It is expressly understood and agreed by and between the parties hereto that this Lease sets forth all the promises, agreements and conditions or understandings between Landlord or his Agent and Tenant relative to the Demised Premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

         33. HEIRS AND ASSIGNEES.

         All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein, shall be deemed to refer to the "Landlord" or "Tenant" whether such Landlord or Tenant be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of

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any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid.

         34. LATE PAYMENT.

         In the event that any payment of Annual Base Rent or additional rent or any other charge required to be paid by Tenant under the provisions of this Lease, shall not be paid within five (5) days of the due date, Tenant shall pay to Landlord a late charge of five percent (5%) of such past due payment; and such late charge shall be deemed "rent" for all purposes under this Lease.

         35. HEADINGS NO PART OF LEASE.

         Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease nor shall they affect its meaning, construction or effect.

         36. SEVERABILITY.

         If a provision of this Lease Agreement is held invalid, it is hereby agreed that all valid provisions that are severable from the invalid provision remain in effect. If a provision in this Lease Agreement is held invalid in one or more of its applications, the provision remains in effect in all valid applications.

         37. LIABILITY OF LANDLORD.

         The liability of Landlord hereunder and all of its partners, if any, whether general or limited, shall be limited to Landlord's estate or other title or interest in the building of which the Demised Premises is a part. It is further covenanted and agreed by the parties hereto that in no case and under no circumstances shall the Landlord be liable for any consequential damage.

         38. RECORDING OF LEASE.

         Tenant shall not record this Lease. If Tenant violates this covenant, Tenant hereby irrevocably authorizes, empowers and designates Landlord as its lawful attorney for the purpose of having said Lease marked satisfied of record.

         39. TERMINATION OF LEASE.

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         It is hereby mutually agreed that either party hereto may terminate this Lease at the end of the Demised Term by giving to the other party written notice thereof at least three hundred sixty-five (365) days prior thereto, but in default of such notice, this Lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the Demised Term hereof as are herein contained except for Basic Rent which shall be adjusted to reflect the then current market rates for space comparable to the Demised Premises as determined by Landlord based upon other of Landlord's rental properties, for a further period of one (1) year and so on from year to year unless or until termination by either party hereto, giving the other one hundred eighty (180) days written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this Lease be continued for a further period under the terms herein-above mentioned, any allowances given Tenant on the Basic Rent during the original term shall not extend beyond such original term. In the event that Tenant shall give notice, as stipulated in this Lease, of termination of this Lease at the end of the Demised Term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on or before the date of termination of the Lease, then it is expressly agreed that Landlord shall have the right at any time thereafter to give seven (7) days written notice to quit; whereupon the Tenant expressly agrees to vacate said premises at the expiration of the seven (7) day period:

         (a) Should Tenant wrongfully continue to occupy the Demised Premises after expiration of the term of this Lease or any renewal or renewals thereof, or after a forfeiture incurred, such tenancy shall (without limitation on any of Landlord's rights or remedies therefor) be one at sufferance from month to month at a minimum monthly rent equal to one and one-half times the Base Rent plus additional rent payable for the last month of the term of this Lease prior to the holdover.

         All powers granted to Landlord by this lease may be exercised and all obligations imposed upon Tenant by this Lease shall be performed by Tenant as well during any extension of the Demised Term of this Lease as during the Demised Term itself.

         40. LANDLORD'S ENVIRONMENTAL CLAUSE.

                  (a) Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such

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substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

                  (b) Tenant shall conduct all of its operations at the Premises in compliance with all federal, state and local statutes (including, but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et. seq, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (October 17,
1986) ("CERCLA"); the Resources Conservation and Recovery Act, 42 U.S.C. Section 6901 et. seq. ("RCRA"); the Pennsylvania Solid Waste Management Act, 35 Pa.C.S.
Section 6018.101 et. seq.; the Pennsylvania Clean Streams Law, 35 Pa.C.S.
Section 691.1 et. seq.; and the Pennsylvania Hazardous Sites Cleanup Act, Act 108 of 1988, 35 Pa.C.S. Section 6020.101 et. seq. ("Pennsylvania Superfund"), the Clean Air Act, 42 U.S.C. Section 7401 et. seq., as amended by the Clean Air Act Amendments of 1990, the Clean Water Act, 33 U.S.C. Section 1251 et. seq., and all applicable federal, state and local statutes related to the environment now or hereafter enacted and any additions and amendments thereto and regulations enacted thereunder, ordinances, regulations, orders and requirements of common law, regarding, but not limited to, (i) discharges to the air, soil, surface or groundwater; and (ii) handling, utilizing, storage, treatment or disposal of any hazardous substances or toxic substances as defined therein ("Environmental Statutes"). Tenant shall obtain all permits, licenses or approvals and shall make all notifications and registrations required by Environmental Statutes and shall submit to Landlord, upon request, for inspecting and copying all documents, permits, licenses, approvals, manifests and records required to be submitted and/or maintained by the provisions of the Environmental Statutes. Tenant shall also provide promptly to Landlord copies of any correspondence, notice of violation, summons, order, complaint or other document received by Tenant pertaining to compliance with Environmental Statutes.

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                  (c) Tenant shall not install at the Premises any temporary or permanent tanks for the storage of any liquid or gas above or below ground except as in compliance with the other provisions of this section and after obtaining written permission to do so from Landlord.

                  (d) If, because of the manner in which Tenant operates its business, the Landlord, Landlord's mortgage lender or a governmental agency shall require testing by an environmental testing entity of its choice, to ascertain whether there has been a release of Hazardous Materials by Tenant, its agents, servants, employees or business invitees, in or around the Demised Premises, the reasonable costs of such testing shall be reimbursed by Tenant to Landlord as additional rent. Tenant shall execute affidavits or representations, at Landlord's request, stating that, to the best of Tenant's knowledge and belief, since the time that Tenant took possession of the Demised Premises, there have been no and there presently are no Hazardous Materials present in the Demised Premises.

                  (e) Tenant hereby agrees to indemnify Landlord and to hold Landlord harmless of, from and against any and all expense, loss, cost, fines, penalties, loss of value or liability suffered by Landlord by reason of Tenant's breach of any of the provisions of this section.

                  (f) The provisions of this section shall survive the termination of Tenant's tenancy or of this Lease.

         41. JURISDICTION AND LAW.

         Tenant hereby subjects itself to the jurisdiction of the Court of Common Pleas of Delaware County, Pennsylvania. The laws of the Commonwealth of Pennsylvania shall be applicable to this lease and any interpretations thereof.

         42. TIME IS OF THE ESSENCE.

         Time is of the essence in performing the covenants contained herein.

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         IN WITNESS WHEREOF, the Landlord and Tenant have duly executed this
Lease as of the day and year first above written.

SEALED AND DELIVERED IN
     THE PRESENCE OF:

                                       LANDLORD:

                                       PAINTERS' CROSSING TWO ASSOCIATES, L.P.
                                       By: P.C. Two, Inc. (General Partner)

ATTEST: /s/ JOHN B. CONDON             BY: /s/ PATRICK G. TOMLINSON
        ------------------                 ------------------------
        John B. Condon, Assistant          Patrick G. Tomlinson, Vice President
        Secretary

                                       TENANT:

                                       ENDO PHARMACEUTICALS INC.

ATTEST: /s/ CAROLINE B. MANOGUE        BY: /s/ MARIANN MACDONALD
        -------------------------          ---------------------
               (Secretary)                 Mariann MacDonald
                                           Executive Vice President, Operations

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